WILLIS LEASE FINANCE CORPORATION Non-Qualified Stock Option Agreement Pursuant to the Willis Lease Finance Corporation 2023 Incentive Stock Plan AGREEMENT (this “Agreement”), dated as of November 10, 2025, between Willis Lease Finance Corporation, a Delaware corporation (the “Company” and, collectively with its Affiliates, the “Employer”), and Charles F. Willis, IV (the “Participant”). Preliminary Statement Subject to the terms and conditions set forth herein, the Committee hereby grants this non-qualified stock option (the “Option”) on November 10, 2025 (the “Grant Date”) pursuant to the Willis Lease Finance Corporation 2023 Incentive Stock Plan, as it may be amended from time to time (the “Plan”), to purchase the number of shares of common stock of the Company, par value $0.01 per share (the “Common Stock”), set forth below to the Participant, as an Employee, Consultant or Director. Except as otherwise indicated, any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Plan. By signing and returning this Agreement, the Participant acknowledges having received and read a copy of the Plan and agrees to comply with it, this Agreement and all applicable laws and regulations. Accordingly, the parties hereto agree as follows: 1. Tax Matters. No part of the Option is intended to qualify as an “incentive stock option” under Section 422 of the Code. 2. Grant of Option. Subject to the Plan and the terms and conditions set forth herein and therein, the Participant is hereby granted the Option to purchase from the Company 300,000 shares of Common Stock at a price per share of $[●]1 (the “Exercise Price”). 3. Vesting. (a) Vesting Schedule. The Option shall vest and become exercisable on the dates and in the cumulative percentage provided in the table below; provided that the Participant has not incurred a termination of Continuous Service prior to the applicable vesting date. There shall be no proportionate or partial vesting in the periods between the vesting dates: Vesting Date Cumulative Vested Percentage November 10, 2026 25% November 10, 2027 50% 1 Note to Draft: To be the greater of (a) the closing share price on the Grant Date and (b) the volume weighted average price for the 5-day period following the Grant Date, including the Grant Date.

2 November 10, 2028 75% November 10, 2029 100% (b) Unvested Options. Except as otherwise set forth in Section 6 below, any portion of the Option that is not vested as of the date of the Participant’s termination of Continuous Service shall terminate and expire on the date of such Termination. 4. Exercise. (a) To the extent that the Option has become vested and exercisable with respect to a number of shares of Common Stock, the Option may thereafter be exercised by the Participant, in whole or in part, at any time or from time to time prior to the expiration of the Option in accordance with the Plan. The Participant may exercise the Option by delivering to the Company written notice of the number of shares of Common Stock covered by the exercise, together with the aggregate Exercise Price. On or prior to the date that the Option is exercised, the Participant shall pay the aggregate Exercise Price of the Option, which payment may be made by: (i) cash or check; (ii) solely to the extent permitted by the Committee, having the Company withhold, from the shares of Common Stock otherwise issuable to the Participant upon exercise of the Option, a number of whole shares of Common Stock having a Fair Market Value equal to the Exercise Price; (iii) solely to the extent permitted by the Committee, by delivery to the Company of other Common Stock; (iv) solely to the extent permitted by applicable law and authorized by the Committee, pursuant to a “same day sale” program; (v) by some combination of the foregoing; or (vi) on such other terms and conditions as may be acceptable to the Committee. The purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held by the Participant for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Upon expiration of the Option, the Option shall be canceled and no longer exercisable. (b) Unless otherwise directed or permitted by the Committee, the Participant shall pay or provide for applicable withholding of federal, state, local, or foreign taxes in respect of the exercise of the Option by (in addition to the Company’s right to withhold from any compensation or other amounts payable to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock. (c) Upon the exercise of the Option, the Participant: (i) will be deemed to acknowledge and make such representations and warranties as may be requested by the Company for compliance with applicable laws, and any issuances of Common Stock by the Company shall be made in reliance upon the express representations and warranties of the

3 Participant; and (ii) will not sell, transfer or otherwise dispose of the shares of Common Stock in violation of the Plan or this Agreement or dispose of the Common Stock unless and until the Participant has complied with all requirements of this Agreement applicable to the disposition of the shares of Common Stock. 5. Option Term. The term of the Option shall be until the sixth anniversary of the Grant Date, after which time it shall expire (the “Expiration Date”), subject to earlier termination in the event of the Participant’s termination of Continuous Service as specified in the Plan and this Agreement. Notwithstanding anything herein to the contrary, upon the Expiration Date, the Option (whether vested or not) shall be immediately forfeited, canceled and terminated for no consideration and no longer shall be exercisable. The Option is subject to termination prior to the Expiration Date to the extent provided in the Plan or this Agreement. 6. Termination (a) Death; Disability; Resignation for Good Reason; Termination without Cause. If the Participant’s Continuous Service with the Employer terminates due to the Participant’s death or disability, or if the Participant resigns for Good Reason or is terminated by the Employer without Cause (in each case, as defined in the Employment Agreement by and between the Company and the Participant, dated as of March 13, 2025, as amended from time to time (the “Employment Agreement”)), the Option shall immediately vest and any previously unexercised portion of the Option shall remain outstanding and exercisable for the shorter of (i) two years following the termination of the Participant’s Continuous Service with the Employer and (ii) the remainder of the Term. (b) Termination for Cause. If the Participant’s Continuous Service with the Employer is terminated by the Employer for Cause or circumstances that would have given rise to the Participant’s termination by the Employer for Cause are discovered within 12 months following the Participant’s termination of Continuous Service with the Employer, the entire Option (including any vested portion thereof) shall be automatically cancelled and forfeited for no additional consideration; provided, however, that any such finding of Cause by the Employer shall be made in good faith. (c) Voluntary Resignation. If the Participant’s Continuous Service with the Employer terminates by reason of the Participant’s voluntary resignation (and is not a resignation for Good Reason), the Participant may exercise the Option (to the extent that the Participant was entitled to exercise such Option as of the date of termination) for three months following the date of resignation. Any portion of the Option that is not vested as of the date of the Participant’s voluntary resignation shall terminate and expire on the date of such resignation.

4 7. Change in Control. In the event of a Change in Control (as defined in the Employment Agreement), the entire Option shall immediately vest and become exercisable. 8. Recoupment. Notwithstanding anything herein to the contrary, the Participant agrees and acknowledges that the Option and the underlying shares shall be subject to any clawback, recoupment or forfeiture provisions set forth in the Company’s Compensation Recovery Policy, to the extent provided in such policy, and in any other clawback policy or procedure adopted or implemented by the Company from time to time, or required by applicable law or any applicable securities exchange listing standards. 9. Restriction on Transfer of Option. The provisions in the Plan regarding transferability of non-qualified stock options shall apply to the Option. 10. No Rights as a Stockholder. The Participant shall not have any rights as a stockholder of the Company with respect to any Option until the Participant becomes the holder of record of the shares of Common Stock underlying the Option. 11. Provisions of Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. The Plan is incorporated herein by reference. If and to the extent that this Agreement conflicts or is inconsistent with the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly. 12. Registration Rights. With respect to any and all shares of Common Stock acquired by the Participant pursuant to the Option, the Company shall grant to the Participant registration rights on the terms described in Section 7 of the Employment Agreement and Exhibit A thereof. 13. Consent to Electronic Communications. The Participant agrees that the Employer may provide the Participant with any communications associated with the Option in electronic format. The Participant’s consent to receive electronic communications includes, but is not limited to, all legal and regulatory disclosures and communications associated with the Option or notices or disclosures about a change in the terms and conditions of the Option. 14. Taxes. Any tax obligations of the Participant and tax liability therefor, including, without limitation, any penalties or interest based upon such tax obligations, that arise from any payments made to the Participant in respect of the Option (or any portion thereof) shall be the Participant’s sole responsibility and liability. In addition, the Participant hereby agrees that neither the Employer nor any of its Affiliates shall have any liability to the Participant in respect of such tax obligations or liability. 15. Notices. All notices, demands or requests made pursuant to, under or by virtue of this Agreement must be in writing and sent to the party to which the notice, demand or request is being made:

5 (a) unless otherwise specified by the Employer in a notice delivered by the Employer in accordance with this Section 15, any notice required to be delivered to the Employer shall be properly delivered if delivered to: Willis Lease Finance Corporation 4700 Lyons Technology Parkway Coconut Creek, FL 33073 Attention: General Counsel Email: cdameron@willislease.com with a copy (which shall not constitute notice) to: Proskauer Rose LLP Eleven Times Square New York, NY 10036 Attention: Andrea S. Rattner; Matthew O’Loughlin Email: ARattner@proskauer.com; MOLoughlin@proskauer.com (b) if to the Participant, to the address on file with the Employer. Any notice, demand or request, if made in accordance with this Section 15 shall be deemed to have been duly given: (i) when delivered in person; (ii) three days after being sent by United States mail; (iii) on the first business day following the date of deposit if delivered by a nationally recognized overnight delivery service; or (iv) when directed to an electronic mail address at which the party has consented to receive notice if sent by electronic mail. 16. No Right to Employment/Consultancy/Directorship. This Agreement shall not give the Participant or other person any right to employment, consultancy or directorship by the Employer, or limit in any way the right of the Employer to terminate the Participant’s employment, consultancy or directorship at any time. 17. Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT, FOR ITSELF AND ITS AFFILIATES, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE ACTIONS OF THE PARTIES HERETO OR THEIR RESPECTIVE AFFILIATES PURSUANT TO THE PLAN OR THIS AGREEMENT OR IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT OF THE PLAN OR THIS AGREEMENT. 18. Dispute Resolution. All controversies and claims arising out of or relating to this Agreement, or the breach hereof, shall be settled according to the procedures set forth in Section 18 of the Employment Agreement. 19. Severability of Provisions. If at any time any of the provisions of this Agreement shall be held invalid or unenforceable, or are prohibited by the laws of the jurisdiction where they are to be performed or enforced, by reason of being vague or

6 unreasonable as to duration or geographic scope or scope of the activities restricted, or for any other reason, such provisions shall be considered divisible and shall become and be immediately amended to include only such restrictions and to such extent as shall be deemed to be reasonable and enforceable by the court or other body having jurisdiction over this Agreement and the Company and the Participant agree that the provisions of this Agreement, as so amended, shall be valid and binding as though any invalid or unenforceable provisions had not been included. 20. Governing Law. All matters arising out of or relating to this Agreement and the transactions contemplated hereby, including its validity, interpretation, construction, performance and enforcement, shall be governed by and construed in accordance with the internal laws of the State of California, without giving effect to its principles of conflict of laws. Notwithstanding the foregoing, with respect to matters affecting this Agreement that are addressed by the General Corporation Law of the State of Delaware, the laws of the State of Delaware shall control. 21. Section 409A. Although the Employer makes no guarantee with respect to the tax treatment of the Option, the Option award pursuant to this Agreement is intended to be exempt from the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. In no event whatsoever shall the Employer and any and all of the Employer’s past and present parent companies, subsidiaries, affiliates, successors and assigns, and its and their respective past and present officers, directors, employees, shareholders, partners, members, agents, representatives, attorneys and advisors, be liable for any additional tax, interest or penalties that may be imposed on the Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code. 22. Interpretation. Unless a clear contrary intention appears: (a) the defined terms herein shall apply equally to both the singular and plural forms of such terms; (b) reference to any person includes such person’s successors and assigns but, if applicable, only if such successors and assigns are not prohibited by the Plan or this Agreement, and reference to a person in a particular capacity excludes such person in any other capacity or individually; (c) any pronoun shall include the corresponding masculine, feminine and neuter forms; (d) reference to any agreement, document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof; (e) reference to any law, rule or regulation means such law, rule or regulation as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any law, rule or regulation means that provision of such law, rule or regulation from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision; (f) “hereunder,” “hereof,” “hereto,” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular article, section or other provision hereof; (g) numbered or lettered articles, sections and subsections herein contained refer to articles, sections and subsections of this Agreement; (h) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term; (i) “or” is used in the inclusive sense of “and/or”; (j) references to documents,

7 instruments or agreements shall be deemed to refer as well to all addenda, exhibits, schedules or amendments thereto; and (k) reference to dollars or $ shall be deemed to refer to U.S. dollars. 23. No Strict Construction. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written. WILLIS LEASE FINANCE CORPORATION By: Name: Title: PARTICIPANT By: Name: Charles F. Willis IV